American Century Quantitative Equity Funds, Inc. Summary Prospectus Supplement International Core Equity Fund
Supplement dated November 1, 2019 ■ Summary Prospectus dated November 1, 2019

The Board of Directors has approved a plan of liquidation for the International Core Equity Fund. Under the plan, the liquidation date of the fund will be January 24, 2020.
The fund will be closed to all new accounts on January 3, 2020 and closed to all new investments, except reinvested distributions, as of the close of the New York Stock Exchange on January 17, 2020.
To prepare for the closing and liquidation of the fund, the fund’s portfolio managers plan to increase the portion of assets held in cash and similar investments to pay expenses and meet redemption requests. In doing so, the portfolio managers may sell securities to increase cash and cash equivalents exposure up to 100% of the portfolio. As a result, the fund will not be pursuing its stated investment objectives.

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